Exhibit 10.1

SETTLEMENT and license AGREEMENT

This SETTLEMENT AND LICENSE AGREEMENT (this “Agreement”) is made and entered into as of the date of the last signature required by this Agreement (the “Effective Date”) by and between Enzo Life Sciences, Inc., a corporation organized and existing under the laws of the State of New York, having offices at 10 Executive Boulevard, Farmingdale, NY 11735 (“Enzo”), Hologic, Inc., a corporation organized and existing under the laws of the State of Delaware, having offices at 10210 Genetic Center Drive, San Diego, CA 92121 (“Hologic”), Grifols Diagnostic Solutions Inc., a corporation organized and existing under the laws of the State of Delaware having offices at 4560 Horton Street, Emeryville, CA 94606, and Grifols, S.A., a corporation organized and existing under the laws of Spain having offices at Avinguda de la Generalitat 152 08174 Sant Cugat del Vallès, Barcelona, Spain (collectively, “Grifols”). Enzo, Hologic, and Grifols are individually referred to herein as a “Party,” and collectively as the “Parties.”

WITNESSETH

WHEREAS, Enzo has alleged that Hologic infringes U.S. Patent Nos. 6,992,180 (“the ‘180 Patent”), 7,064,197 (“the ‘197 Patent”), and 6,221,581 (“the ‘581 Patent”) in actions styled Enzo Life Sciences, Inc. v. Hologic, Inc., No. 1:12-cv-276-LPS, Enzo Life Sciences, Inc. v. Hologic, Inc., No. 1:15-cv-271-LPS, Enzo Life Sciences, Inc. v. Hologic, Inc., No. 1:16-cv-894-LPS, and Enzo Life Sciences, Inc. v. Gen-Probe Incorporated, No. 1:12-cv-104-LPS in the United States District Court for the District of Delaware (collectively, the “Litigations;” separately, the “‘180 Litigation,” “‘197 Litigation,” or “‘581 Litigation”);

WHEREAS, Enzo has alleged that Grifols infringes the ‘581 Patent in Enzo Life Sciences, Inc. v. Hologic, Inc., No. 1:16-cv-894-LPS;

WHEREAS, the District Court entered final judgment of invalidity of all asserted claims of the ‘180 Patent in favor of Hologic on July 19, 2017 (hereinafter the “Invalidity Judgment”), and Enzo has appealed that judgment to the United States Court of Appeals for the Federal Circuit (“Federal Circuit”), which is referred to as the “‘180 Appeal;”

WHEREAS, the District Court entered final judgment of no infringement of all asserted claims of the ‘581 Patent in favor of Hologic and Grifols on November 5, 2018, and Enzo has appealed that judgment to the Federal Circuit (the “‘581 Appeal”);

WHEREAS, Hologic has alleged that the ‘197 Patent is invalid in Inter Partes Review Case IPR2016-00820 and Inter Partes Review Case IPR2016-00822, and that the ‘581 Patent is invalid in Inter Partes Review Case IPR2018-00019 (collectively, the “IPRs”);

WHEREAS, the United States Patent and Trademark Office ordered that all challenged claims of the ‘197 Patent in Cases IPR2016-00820 and IPR2016-00822 are unpatentable on September 28,

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2017 and October 2, 2017, respectively, and Enzo has appealed those orders to the Federal Circuit (the “‘197 Appeal”);

WHEREAS, the United States Patent and Trademark Office denied institution of Inter Partes Review in Case IPR2018-00019 with respect to the ‘581 Patent on April 18, 2018;

WHEREAS, Hologic and Grifols deny all liability in the Litigations;

WHEREAS, Hologic has alleged that it does not infringe the ‘180 Patent, the ‘197 Patent, or the ‘581 Patent, and further, that the ‘180 Patent, the ‘197 Patent, and the ‘581 Patent are invalid and unenforceable;

WHEREAS, Grifols has alleged that it does not infringe the ‘581 Patent, and further, that the ‘581 Patent is invalid and unenforceable;

WHEREAS, Enzo disputes Hologic’s and Grifols’ allegations of invalidity, unenforceability, and non-infringement;

WHEREAS, without admitting infringement or liability and in part to avoid the necessity, expense, inconvenience, and uncertainty of additional or continued litigation, the Parties now desire to settle the Litigations and to provide and receive certain releases, licenses and covenants not to sue, all on the terms and conditions set forth herein; and

WHEREAS, this Agreement reflects a settlement and compromise between the Parties under Federal Rule of Evidence 408 with respect to Enzo’s claims and Hologic’s and Grifols’ defenses in the Litigations, including, without limitation, on the disputed issues of patent validity, enforceability, and infringement.

NOW, THEREFORE, in consideration of the above recitals and the mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

SECTION 1: DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to a Party, any Person that, as of the Effective Date, is directly or indirectly controlling, controlled by, or under common control with, such Party. For purposes of this Agreement, “control” means the direct or indirect ability to control or direct the management and operations of the subject Party, whether through ownership, contract or otherwise. Control will be presumed where a Person has ownership, direct or indirect, of 50% or more of the outstanding voting shares, securities, equity interest or other ownership of the Party. Notwithstanding anything to the contrary herein, the following Persons are not, and cannot be considered, Affiliates of Hologic or Grifols for the purposes of this Agreement so long as any patent infringement litigation or royalty obligation concerning the Licensed Enzo Patents remains pending between Enzo and that Person (or any Affiliate of that Person): Abbott Laboratories; Abbott Molecular, Inc.; Becton, Dickinson and Company; Becton, Dickinson

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Diagnostics, Inc.; Geneohm Sciences, Inc. (now part of Becton Dickinson); Roche Molecular Systems, Inc. (part of Hoffmann-La Roche AG); Roche Diagnostics Corporation (part of Hoffmann-La Roche AG); Roche Diagnostics Operations Inc. (part of Hoffmann-La Roche AG); Roche Nimblegen, Inc. (part of Hoffmann-La Roche AG); or their respective Affiliates.

“AmpiProbe Technology” means nucleic acid amplification detection assays, such as quantitative polymerase chain reaction (qPCR) assays marketed and sold by Enzo under the tradename AmpiProbe, and nucleic acid probes used therein, in which a first amplification primer includes a first label/dye/moiety that interacts via FRET (Förster/fluorescence resonance energy transfer) with a second label/dye/moiety attached to a second amplification primer, or to nucleic acid monomers, upon formation of a nucleic acid amplification product incorporating the first primer and the second primer, or the first primer and the labeled nucleic acid monomers. The representation of 6.1.1(iv) herein is expressly incorporated in this definition and its application.

“Change of Control” means with respect to a Party (i) the acquisition of beneficial ownership, directly or indirectly, by any Third Party of securities or other voting interests of such Party representing fifty percent (50%) or more of the combined voting power of such Party’s then outstanding securities or other voting interests; (ii) any merger, reorganization, consolidation or business combination involving such Party with a Third Party that results in the holders of beneficial ownership of the voting securities or other voting interests of such Party (or, if applicable, the ultimate parent of such Party) immediately prior to such merger, reorganization, consolidation or business combination ceasing to hold beneficial ownership of at least fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger, reorganization, consolidation or business combination; or (iii) any sale, lease, exchange, contribution or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of such Party to which this Agreement relates, other than a sale or disposition of such assets to an Affiliate of such Party.

“Covered Enzo Patents” means all patents and patent applications which are owned or controlled by Enzo or its Affiliates as of the Effective Date and any patent or patent application that claims priority to or through, or shares a common priority claim with, any of such patents and patent applications. Patents and patent applications that fall under Licensed Enzo Patents are excluded from Covered Enzo Patents.

“Covered Grifols Products” means (1) all past and current products within the Licensed Transplantation Field and/or the Licensed Donor Screening Field which were made or sold by Grifols or its Affiliates on or before the Effective Date and had been accused by Enzo of infringement in the Litigations, and (2) future products in the Licensed Transplantation Field and/or the Licensed Donor Screening Field to the extent that such future products are not appreciably different than past and current products that had been accused by Enzo of infringement in the Litigations.

“Covered Hologic Products” means (1) all past and current products (excluding those in the Licensed Donor Screening Field) which were made or sold by Hologic or its Affiliates on or before the Effective Date and had been accused by Enzo of infringement in the Litigations, and

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(2) future products outside the Licensed Donor Screening Field to the extent that such future products are not appreciably different than past and current products that had been accused by Enzo of infringement in the Litigations. For the avoidance of doubt, Covered Grifols Products made by Hologic for sale by Grifols shall constitute Covered Hologic Products hereunder.

“Licensed Enzo Patents” means (i) the ‘197 Patent; (ii) any patents and patent applications claiming priority to or through, or sharing a common priority claim with the ‘180 Patent, the ‘197 Patent, and the ‘581 Patent; (iii) any foreign counterparts, re-issues, re-examinations, renewals, substitutes, claim amendments made in post-grant proceedings including IPR and PGR proceedings, extensions, continuations, continuations-in-part, continuing prosecution applications, divisionals, and national phase filings of any patents and patent applications covered in subparts (i) and (ii), whether any of the foregoing are filed before, on or after the Effective Date, in all countries of the world; and (iv) should the Federal Circuit reverse or vacate the Invalidity Judgment, the ‘180 Patent.

“Licensed Donor Screening Field” means the field of nucleic acid probe-based testing in human blood, plasma, other blood products or components, cells or other biological material intended for direct transfusion or other administration to humans, or for further manufacture.

“Licensed Grifols Products” means any past, current or future product in the Licensed Donor Screening Field and/or Licensed Transplantation Field made, used, sold, offered for sale, exported, or imported by or on behalf of Grifols or its Affiliates that, but for the license granted in this Agreement, would infringe a Valid Claim of the Licensed Enzo Patents. Products in all other fields are expressly excluded from Licensed Grifols Products.

“Licensed Transplantation Field” means nucleic acid probe-based testing of biological materials intended for transplantation of human cells, organs or tissues.

“Licensed Hologic Products” means any past, current or future product made, used, sold, offered for sale, exported, or imported by or on behalf of Hologic or its Affiliates that, but for the license granted in this Agreement, would infringe a Valid Claim of the Licensed Enzo Patents. Notwithstanding the foregoing, from and after January 31, 2017 Licensed Hologic Products shall exclude products in the Licensed Donor Screening Field.

“Person” means an individual, trust, corporation, partnership, joint venture, limited liability company, association, unincorporated organization, or other legal entity.

“Restricted Entities” means Abbott Laboratories; Abbott Molecular, Inc.; Becton, Dickinson and Company; Becton, Dickinson Diagnostics, Inc.; Geneohm Sciences, Inc. (now part of Becton Dickinson); Roche Molecular Systems, Inc. (part of Hoffmann-La Roche AG); Roche Diagnostics Corporation (part of Hoffmann-La Roche AG); Roche Diagnostics Operations Inc. (part of Hoffmann-La Roche AG); Roche Nimblegen, Inc. (part of Hoffmann-La Roche AG); and any respective Affiliates of any of the foregoing.

“Third Party” means any Person or entity other than the Parties to this Agreement and their Affiliates.

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“Valid Claim” means a claim of an issued patent that has not expired or been finally held invalid or unenforceable by a court or administrative body of competent jurisdiction from which no appeal can be or is taken.

SECTION 2: LICENSE AND RELEASES

2.1 License to Hologic. Subject to Hologic’s timely payment of the Hologic Payment under Section 3.1 and the carve-out set forth in Section 2.7 for AmpiProbe Technology, Enzo hereby grants to Hologic and its Affiliates a fully paid-up, royalty-free, non-exclusive, non-transferable (except pursuant to and in accordance with Section 5.1), worldwide license under the Licensed Enzo Patents to make, have made, use, sell, offer for sale, have sold, export, and import the Licensed Hologic Products.

Hologic or its Affiliates shall not have the right to sublicense or otherwise grant, in whole or in part, licenses under the Licensed Enzo Patents. Hologic and its Affiliates shall have the right to use distributors for purposes of distributing Hologic-branded products. The license granted herein shall not extend to cover any products of a Third Party that acquires or is acquired by Hologic or its Affiliates (whether by merger, consolidation, share acquisition, or acquisition of all or substantially all assets or otherwise), including, without limitation, for products made, used, offered for sale, sold, imported, exported, distributed, developed, advertised, and practiced by such Third Party before the date of such acquisition. The license granted herein shall not include any rights to the Licensed Enzo Patents other than those expressly provided by this section. No license or immunity is granted under this Agreement by Enzo, either directly or by implication, estoppel, or otherwise, to any Third Party acquiring Licensed Hologic Products for the modification or combination by such Third Party of Licensed Hologic Products with other items, including without limitation for resale. Notwithstanding the foregoing and for the avoidance of doubt, the license granted herein extends to a Third Party’s use of Licensed Hologic Products (such as Hologic’s Analyte Specific Reagents and/or General Purpose Reagents), in the ordinary manner in their ordinary course of use, alone or in combination with other product(s) to offer for sale or sell testing services, but only to the extent that Hologic’s own conduct with respect to such Third Party would give rise to a colorable claim against Hologic for direct or indirect infringement under 35 U.S.C. § 271 but for the license granted to Hologic herein. For the further avoidance of doubt, no license shall extend to any Third Party for any act that would give rise to an independent claim of infringement of the Licensed Enzo Patents against such Third Party. In no event shall the license granted herein extend to any of the Restricted Entities.

2.2 License to Grifols. Subject to Grifols’ timely payment of the Grifols Payment under Section 3.1 and the carve-out set forth in Section 2.7 for AmpiProbe Technology, Enzo hereby grants to Grifols and its Affiliates a fully paid-up, royalty-free, non-exclusive, non-transferable (except pursuant to and in accordance with Section 5.1), worldwide license under the Licensed Enzo Patents to make, have made, use, sell, offer for sale, have sold, export, and import the Licensed Grifols Products.

Grifols or its Affiliates shall not have the right to sublicense or otherwise grant, in whole or in part, licenses under the Licensed Enzo Patents. Grifols and its Affiliates shall have the right to use distributors for purposes of distributing Grifols-branded products. The license granted herein

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shall not extend to cover any products of a Third Party that acquires or is acquired by Grifols or its Affiliates (whether by merger, consolidation, share acquisition, or acquisition of all or substantially all assets or otherwise), including, without limitation, for products made, used, offered for sale, sold, imported, exported, distributed, developed, advertised, and practiced by such Third Party before the date of such acquisition. The license granted herein shall not include any rights to the Licensed Enzo Patents other than those expressly provided by this section. No license or immunity is granted under this Agreement by Enzo, either directly or by implication, estoppel, or otherwise, to any Third Party acquiring Licensed Grifols Products for the modification or combination by such Third Party of Licensed Grifols Products with other items, including without limitation for resale. Notwithstanding the foregoing and for the avoidance of doubt, the license granted herein extends to a Third Party’s use of Licensed Grifols Products (such as Grifols’ Analyte Specific Reagents and/or General Purpose Reagents), in the ordinary manner in their ordinary course of use, alone or in combination with other product(s) to offer for sale or sell testing services, but only to the extent that Grifols’ own conduct with respect to such Third Party would give rise to a colorable claim against Grifols for direct or indirect infringement under 35 U.S.C. § 271 but for the license granted to Grifols herein. For the further avoidance of doubt, no license shall extend to any Third Party for any act that would give rise to an independent claim of infringement of the Licensed Enzo Patents against such Third Party. In no event shall the license granted herein extend to any of the Restricted Entities.

2.3 Enzo Release Of Hologic. Subject to Hologic’s timely payment of the Hologic Payment under Section 3.1 and the carve-out set forth in Section 2.7 for AmpiProbe Technology, Enzo, on behalf of itself and its Affiliates, hereby releases, acquits and absolutely and forever discharges Hologic and its Affiliates and their (1) current and former officers, directors, employees, representatives, and agents; (2) shareholders (other than Persons, including Restricted Entities, that may have liability for patent infringement unrelated to their status as shareholders of Hologic); and (3) suppliers, customers, end-users, and distributors of Licensed Hologic Products (but only to the extent that Hologic’s own conduct with respect to such Third Party would give rise to a colorable claim against Hologic for direct or indirect infringement under 35 U.S.C. § 271 but for the license granted to Hologic herein) from any claim, counterclaim, demand, allegation, damages, loss, debt, liability, account, reckoning, indemnity, obligation, cost, expense, lien, attorneys’ fee, and any other action or cause of action of any kind or nature, whether now known or unknown, arising out of or related to (i) infringement of the Licensed Enzo Patents by Hologic and its Affiliates to the extent occurring before the Effective Date; (ii) the claims, defenses, and counterclaims asserted in, and the conduct of, the Litigations; and (iii) the conduct of settlement negotiations (except for representations or obligations expressly included in this Agreement). For the avoidance of doubt, no release shall extend to any Third Party for any act that would give rise to an independent claim of infringement of the Licensed Enzo Patents against such Third Party. In no event shall the release granted herein extend to any of the Restricted Entities.

The scope of this release is fixed as of the Effective Date. Except as expressly set forth herein, this release shall not apply to any Third Party, or any business, assets, or products thereof, acquired by Hologic or its Affiliates (whether by merger, consolidation, share acquisition, or acquisition of all or substantially all assets or otherwise) after the Effective Date.

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2.4 Enzo Release Of Grifols. Subject to Grifols’ timely payment of the Grifols Payment under Section 3.1 and the carve-out set forth in Section 2.7 for AmpiProbe Technology, Enzo, on behalf of itself and its Affiliates, hereby releases, acquits and absolutely and forever discharges Grifols and its Affiliates and their (1) current and former officers, directors, employees, representatives, and agents; (2) shareholders (other than Persons, including Restricted Entities, that may have liability for patent infringement unrelated to their status as shareholders of Grifols); and (3) suppliers, customers, end-users, and distributors (but only to the extent that Grifols’ own conduct with respect to such Third Party would give rise to a colorable claim against Grifols for direct or indirect infringement under 35 U.S.C. § 271 but for the license granted to Grifols herein), from any claim, counterclaim, demand, allegation, damages, loss, debt, liability, account, reckoning, indemnity, obligation, cost, expense, lien, attorneys’ fee, and any other action or cause of action of any kind or nature, whether now known or unknown, arising out of or related to (i) infringement of the Licensed Enzo Patents by Grifols and its Affiliates to the extent occurring before the Effective Date; (ii) the claims, defenses, and counterclaims asserted in, and the conduct of, the Litigations; and (iii) the conduct of settlement negotiations (except for representations or obligations expressly included in this Agreement). For the avoidance of doubt, no release shall extend to any Third Party for any act that would give rise to an independent claim of infringement of the Licensed Enzo Patents against such Third Party. In no event shall the release granted herein extend to any of the Restricted Entities.

The scope of this release is fixed as of the Effective Date. Except as expressly set forth herein, this release shall not apply to any Third Party, or any business, assets, or products thereof, acquired by Grifols or its Affiliates (whether by merger, consolidation, share acquisition, or acquisition of all or substantially all assets or otherwise) after the Effective Date.

2.5 Enzo Covenant Not To Sue On Covered Hologic Products. Subject to Hologic’s timely payment of the Hologic Payment under Section 3.1 and the carve-out set forth in Section 2.7 for AmpiProbe Technology, Enzo, on behalf of itself and its Affiliates, covenants not to sue Hologic or its Affiliates or (1) their current or former officers, directors, employees, representatives, and agents; (2) shareholders (other than Persons, including Restricted Entities, that may have liability for patent infringement unrelated to their status as shareholders of Hologic); and (3) suppliers, customers, end-users, and distributors (but only to the extent that Hologic’s own conduct with respect to such Third Party would give rise to a colorable claim against Hologic for direct or indirect infringement under 35 U.S.C. § 271 but for the covenant granted to Hologic herein), for infringement of the Covered Enzo Patents by the Covered Hologic Products. Notwithstanding the foregoing, if Hologic, its Affiliates, or any permitted successors, assigns, or beneficiaries sues Enzo or its Affiliates for patent infringement, then the foregoing covenant not to sue shall immediately terminate, be deemed null and void ab initio, and be of no force and effect. The foregoing Covenant shall run with the title of the Covered Enzo Patents and shall bind any Third Party that acquires a permitted interest in any Covered Enzo Patent (including any Enzo Affiliate that becomes a Third Party). For the avoidance of doubt, no covenant not to sue shall extend to any Third Party for any act that would give rise to an independent claim of infringement of the Licensed Enzo Patents against such Third Party. In no event shall the covenant not to sue granted herein extend to any of the Restricted Entities.

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Notwithstanding anything to the contrary herein, the covenant not to sue shall not apply to any Third Party or any business, assets, or products thereof, acquired by Hologic or its Affiliates (whether by merger, consolidation, share acquisition, or acquisition of all or substantially all assets or otherwise) after the Effective Date.

2.6 Enzo Covenant Not To Sue On Covered Grifols Products. Subject to Grifols’ timely payment of the Grifols Payment under Section 3.1 and the carve-out set forth in Section 2.7 for AmpiProbe Technology, Enzo, on behalf of itself and its Affiliates, covenants not to sue Grifols or its Affiliates or (1) their current or former officers, directors, employees, representatives, and agents; (2) shareholders (other than Persons, including Restricted Entities, that may have liability for patent infringement unrelated to their status as shareholders of Grifols); and (3) suppliers, customers, end-users, and distributors (but only to the extent that Grifols’ own conduct with respect to such Third Party would give rise to a colorable claim against Grifols for direct or indirect infringement under 35 U.S.C. § 271 but for the covenant granted to Grifols herein) for infringement of the Covered Enzo Patents by the Covered Grifols Products. Notwithstanding the foregoing, if Grifols, its Affiliates, or any permitted successors, assigns, or beneficiaries, sues Enzo or its Affiliates for patent infringement, then the foregoing covenant not to sue shall immediately terminate, be deemed null and void ab initio, and be of no force and effect. The foregoing Covenant shall run with the title of the Covered Enzo Patents and shall bind any Third Party that acquires a permitted interest in any Covered Enzo Patent (including any Enzo Affiliate that becomes a Third Party). For the avoidance of doubt, no covenant not to sue shall extend to any Third Party for any act that would give rise to an independent claim of infringement of the Licensed Enzo Patents against such Third Party. In no event shall the covenant not to sue granted herein extend to any of the Restricted Entities.

Notwithstanding anything to the contrary herein, the covenant not to sue shall not apply to any Third Party or any business, assets, or products thereof, acquired by Grifols or its Affiliates (whether by merger, consolidation, share acquisition, or acquisition of all or substantially all assets or otherwise) after the Effective Date.

2.7 Carve-Out Of Licenses, Releases, Covenants Not To Sue, And Standstill Excluding Their Application To AmpiProbe Technology. Notwithstanding anything to the contrary in this Agreement, no license, release, covenant not to sue, or standstill set forth in this Agreement shall apply to AmpiProbe Technology. The licenses, releases, standstill, and covenants not to sue set forth in this Agreement are expressly made subject to this exclusion.

2.8 Hologic Release Of Enzo. Hologic, on behalf of itself and its Affiliates, hereby releases, acquits and absolutely and forever discharges Enzo and its Affiliates and their current and former officers, directors, employees, representatives, shareholders, and agents from any claim, counterclaim, demand, allegation, damages, loss, debt, liability, account, reckoning, indemnity, obligation, cost, expense, lien, attorneys’ fee, and any other action or cause of action of any kind or nature, whether now known or unknown, arising out of or related to (i) the Licensed Enzo Patents to the extent occurring before the Effective Date; (ii) the claims, defenses, and counterclaims asserted in, and the conduct of, the Litigations; and (iii) the conduct of settlement negotiations (except for representations or obligations expressly included in this Agreement).

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2.9 Grifols Release Of Enzo. Grifols, on behalf of itself and its Affiliates, hereby releases, acquits and absolutely and forever discharges Enzo and its Affiliates and their current and former officers, directors, employees, representatives, shareholders, and agents from any claim, counterclaim, demand, allegation, damages, loss, debt, liability, account, reckoning, indemnity, obligation, cost, expense, lien, attorneys’ fee, and any other action or cause of action of any kind or nature, whether now known or unknown, arising out of or related to (i) the Licensed Enzo Patents to the extent occurring before the Effective Date; (ii) the claims, defenses, and counterclaims asserted in, and the conduct of, the Litigations; and (iii) the conduct of settlement negotiations (except for representations or obligations expressly included in this Agreement).

2.10 Hologic Covenant Not To Challenge. After the Effective Date and for so long as Hologic’s license is in force, Hologic further covenants on behalf of itself and its Affiliates that, except as (i) required by law or (ii) in defense of an action for infringing the Licensed Enzo Patents brought against Hologic or its Affiliates, neither Hologic nor its Affiliates shall knowingly and voluntarily contest (or assist in the contest) in any forum, including Federal Courts, whether under 28 U.S.C. §§ 2201-2202 or not, the United States Patent and Trademark Office, and/or the International Trade Commission, that the Licensed Enzo Patents are valid and enforceable; provided, however, nothing in this Agreement shall prevent Hologic or its Affiliates from complying with or responding to any court or governmental order or subpoena relating to the Licensed Enzo Patents.

Notwithstanding the foregoing, nothing in this Agreement will preclude Hologic and its Affiliates from making any disclosure, providing information or producing documents as required by law, court order or legal process (including, without limitation, litigation related to discovery and/or subpoena), even if made in connection with a claim challenging the validity or enforceability of one or more of the Licensed Enzo Patents, and any such disclosure will not be considered a breach of this Agreement. It is understood that Hologic’s and its Affiliates’ providing factual statements regarding its products in response to a validly propounded subpoena will not be considered as assisting in the context as used above. Hologic reserves the right to raise any and all defenses and counterclaims, including, but not limited to, invalidity and unenforceability of the Licensed Enzo Patents, and to otherwise contest the validity and enforceability of the Licensed Enzo Patents in any forum, that it could have raised in the Litigations, if the Licensed Enzo Patents are asserted based on Licensed Hologic Products against Hologic or its Affiliates after the Effective Date; and Enzo reserves the right to raise any and all claims and defenses in opposition.

2.11 Grifols Covenant Not To Challenge. After the Effective Date and for so long as Grifols’ license is in force, Grifols further covenants on behalf of itself and its Affiliates that, except as (i) required by law or (ii) in defense of an action for infringing the Licensed Enzo Patents brought against Grifols or its Affiliates, neither Grifols nor its Affiliates shall knowingly and voluntarily contest (or assist in the contest) in any forum, including Federal Courts, whether under 28 U.S.C. §§ 2201-2202 or not, the United States Patent and Trademark Office, and/or the International Trade Commission, that the Licensed Enzo Patents are valid and enforceable; provided, however, nothing in this Agreement shall prevent Grifols or its Affiliates from complying with or responding to any court or governmental order or subpoena relating to the Licensed Enzo Patents.

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Notwithstanding the foregoing, nothing in this Agreement will preclude Grifols and its Affiliates from making any disclosure, providing information or producing documents as required by law, court order or legal process (including, without limitation, litigation related to discovery and/or subpoena), even if made in connection with a claim challenging the validity or enforceability of one or more of the Licensed Enzo Patents, and any such disclosure will not be considered a breach of this Agreement. It is understood that Grifols’ and its Affiliates’ providing factual statements regarding its products in response to a validly propounded subpoena will not be considered as assisting in the context as used above. Grifols reserves the right to raise any and all defenses and counterclaims, including, but not limited to, invalidity and unenforceability of the Licensed Enzo Patents, and to otherwise contest the validity and enforceability of the Licensed Enzo Patents in any forum, that it could have raised in the Litigations, if the Licensed Enzo Patents are asserted based on Licensed Grifols Products against Grifols or its Affiliates after the Effective Date; and Enzo reserves the right to raise any and all claims and defenses in opposition.

2.12 Limited Standstill. Subject to Hologic’s timely payment of the Hologic Payment under Section 3.1, Grifols’ timely payment of the Grifols Payment under Section 3.1, and the carve-out set forth in Section 2.7 for AmpiProbe Technology, neither Enzo on the one hand, nor Hologic or Grifols on the other, shall (either by itself or through an Affiliate or Third Party) initiate, file, encourage, direct, fund, or otherwise bring or participate in any claim alleging infringement of any patents against the other Party or its Affiliates for a period of two (2) years after the Effective Date of this Agreement or until the termination of this Agreement under Section 4.2, whichever is earlier.

2.13 Acquisitions. The licenses, releases, and covenants set forth above shall exclude any products of another Person that is acquired (whether by merger, consolidation, share acquisition, or acquisition of all or substantially all assets or otherwise) by Hologic or its Affiliates, or Grifols or its Affiliates, on or after the Effective Date.

2.14 No Extinguishment Of Other Outstanding Royalty Obligations. For the avoidance of doubt, nothing in this Agreement shall operate to extinguish the obligation of any Person to pay royalties to Enzo, Hologic, or Grifols arising from an obligation outside of this Agreement (including via contract, operation of law, judicial ruling, or otherwise).

2.15 No Other Rights. No rights are granted under any patents except as expressly provided herein, whether by implication, estoppel or otherwise. No right to grant covenants, rights, sublicenses, or to become a foundry for Third Parties is granted under this Agreement. The Parties agree that, except as expressly set forth herein, the licenses, releases, standstill, and covenants set forth in this Agreement (including Section 2) expressly exclude any methods, systems, products, services and/or components of any Third Party. The Parties further agree that, except as expressly provided herein, this Agreement does not cut off Enzo’s rights to enjoin, control or extract royalties with respect to such Third Party’s methods, systems, products, services and/or components.

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2.16 Releases. The releases specifically provided in this Agreement include an express, informed, knowing, and voluntary waiver and relinquishment to the fullest extent permitted by law. In this connection, the Parties acknowledge that they may have sustained damages, losses, costs, or expenses that are presently unknown and unsuspected and that such damages, losses, costs, or expenses as may have been sustained may give rise to additional damages, losses, costs, or expenses in the future. The Parties acknowledge, and waive any rights under, California Civil Code Section 1542, which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY”

or any similar or comparable law of any state, territory or jurisdiction, foreign or domestic, including the United States and federal, state, county or local jurisdiction which is similar, comparable, or equivalent to Section 1542 of the California Civil Code.

SECTION 3: MONETARY CONSIDERATION

3.1 Payment. As partial consideration for this Agreement and the licenses, dismissals, releases, and covenants by Enzo of Hologic herein, Hologic agrees to pay to Enzo a one-time total payment of ten million and five hundred thousand U.S. Dollars ($10,500,000) (“Hologic Payment”), payable by Hologic to Enzo no later than five (5) business days following the Effective Date of this Agreement in lawful money of the United States, in immediately available funds, by wire transfer to the following account:

Bank: Citibank, N.A.
Bank Address:

Routing No.:
Int’l Wires: (Swift)
Account Name:
Account No.:

As partial consideration for this Agreement and the licenses, dismissals, releases, and covenants by Enzo of Grifols herein, Grifols agrees to pay to Enzo a one-time total payment of three million and five hundred thousand U.S. Dollars ($3,500,000) (“Grifols Payment”), payable by Grifols to Enzo no later than five (5) business days following the Effective Date of this Agreement in lawful money of the United States, in immediately available funds, by wire transfer to the following account:

Bank: Citibank, N.A.
Bank Address:

Routing No.:

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Int’l Wires: (Swift)
Account Name:
Account No.:

3.2 Taxes / Costs. Each Party acknowledges that this Agreement may have U.S. federal and state tax (collectively, “Tax”) or other consequences, and that such Party is not relying on any other Party for advice, representations or communications as to any potential Tax or other consequences. Enzo shall use commercially reasonable efforts to assist and cooperate with Hologic and Grifols in providing ordinary course documents or information reasonably requested to avoid the imposition of any withholding obligation on the Hologic Payment and the Grifols Payment. This Agreement is enforceable regardless of its Tax or other consequences. The Parties agree that they shall bear their own costs and attorneys’ fees relating to or arising from the Litigations and to the documentation and negotiation of this Agreement. Enzo is solely responsible for its own Tax liability, if any, resulting from this Agreement.

3.3 Dismissal. Within three (3) court days after the Hologic Payment of the consideration to Enzo under this Section 3 has cleared, Enzo and Hologic shall cause their respective counsel to execute and file the stipulated motions in the form set forth in Exhibit A dismissing with prejudice all of Enzo’s claims against Hologic and all of Hologic’s counterclaims against Enzo in the ‘197 Litigation with each Party bearing its own attorney fees, costs, and expenses.

Within three (3) court days after the Hologic Payment of the consideration to Enzo under this Section 3 has cleared, Enzo and Hologic shall cause their respective counsel to execute and file the stipulated motions in the form set forth in Exhibit B terminating Hologic’s participation in the ‘197 Appeal with each Party bearing its own attorney fees, costs, and expenses.

Within three (3) court days after the Hologic Payment of the consideration to Enzo under this Section 3 has cleared, Enzo and Hologic shall cause their respective counsel to execute and file the stipulated motions in the form set forth in Exhibit C terminating Hologic’s participation in the ‘180 Appeal with each Party bearing its own attorney fees, costs, and expenses.

Within three (3) court days after the Hologic Payment of the consideration to Enzo under this Section 3 has cleared, Enzo and Hologic shall cause their respective counsel to execute and file the stipulated motions in the form set forth in Exhibit D terminating Hologic’s participation in the ‘581 Appeal with each Party bearing its own attorney fees, costs, and expenses.

Within three (3) court days after the Grifols Payment of the consideration to Enzo under this Section 3 has cleared, Enzo and Grifols shall cause their respective counsel to execute and file the stipulated motions in the form set forth in Exhibit E terminating Grifols’ participation in the ‘581 Appeal with each Party bearing its own attorney fees, costs, and expenses.

To the extent that the Federal Circuit reverses or vacates the Invalidity Judgment of the ‘180 Patent, within three (3) court days after such vacatur or reversal and after the Hologic Payment of the consideration to Enzo under this Section 3 has cleared, Enzo and Hologic shall cause their respective counsel to execute and file the stipulated motions in the form set forth in Exhibit F dismissing with prejudice all of Enzo’s claims against Hologic and all of Hologic’s

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counterclaims against Enzo in the ‘180 Litigation and with each Party bearing its own attorney fees, costs, and expenses.

To the extent that the Federal Circuit reverses or vacates the noninfringement judgment of the ‘581 Patent, within three (3) court days after such reversal or vacatur and after the Hologic Payment of the consideration to Enzo under this Section 3 has cleared, Enzo and Hologic shall cause their respective counsel to execute and file the stipulated motions in the form set forth in Exhibit G dismissing with prejudice all of Enzo’s claims against Hologic and all of Hologic’s counterclaims against Enzo in the ‘581 Litigation with each Party bearing its own attorney fees, costs, and expenses.

To the extent that the Federal Circuit reverses or vacates the noninfringement judgment of the ‘581 Patent, within three (3) court days after such reversal or vacatur and after the Grifols Payment of the consideration to Enzo under this Section 3 has cleared, Enzo and Grifols shall cause their respective counsel to execute and file the stipulated motions in the form set forth in Exhibit H dismissing with prejudice all of Enzo’s claims against Grifols and all of Grifols’ counterclaims against Enzo in the ‘581 Litigation with each Party bearing its own attorney fees, costs, and expenses.

The Parties also agree to submit to the court appropriate stipulations and proposed orders for extensions of time for all due dates in the Litigations and their associated Appeals so that neither Party is required to incur unnecessary expenses in the Litigations between the Effective Date and the date the Litigations are dismissed. The Parties acknowledge and agree that this Agreement is enforceable according to its terms with respect to final dismissal with prejudice of all claims in the Litigations.

3.4 No Admission Of Liability. This Agreement is the result of a compromise and settlement for the purpose of avoiding the expense, inconvenience, and uncertainty of additional or continued litigation, and will not at any time be considered as an admission of liability or responsibility, or lack thereof, on the part of Enzo, Hologic, or Grifols. By entering into this Agreement, neither Hologic nor any of its Affiliates is conceding that it acted wrongfully in any fashion whatsoever. Except as expressly set forth in Section 3.1, Hologic and its Affiliates expressly deny that they are liable to Enzo in any way. By entering into this Agreement, neither Grifols nor any of its Affiliates is conceding that it acted wrongfully in any fashion whatsoever. Except as expressly set forth in Section 3.1, Grifols and its Affiliates expressly deny that they are liable to Enzo in any way.

3.5 Full Settlement. The Parties agree that this Agreement is in full and complete settlement of the rights and obligations of the Parties in connection with the Litigations and their associated IPRs and Appeals. This Agreement may be pleaded as a defense to any action, suit or claim and may be used as a basis for an injunction against any such action, suit, claim, or other proceeding of any type which may be prosecuted, initiated or attempted in violation of the terms hereof. A prevailing Party is entitled to recover from the other adverse Party its reasonable attorneys’ fees and other related legal expenses incurred in defending against any suit, action or claim brought or attempted by the other Party in violation of the terms of this Agreement.

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Section 4: TERM AND termination

4.1 Term. The term of this Agreement shall commence upon the Effective Date and shall continue until the expiration of the enforceability period of the last to expire patent within the Licensed Enzo Patents and the Covered Enzo Patents, unless earlier terminated as set forth in Section 4.2 below.

4.2 Termination. If Hologic fails to make the Hologic Payment set forth in Section 3.1 in the time frame required by Section 3.1, then Enzo may terminate this Agreement immediately upon further written notice to that effect with respect to Hologic and the license, covenants, standstill, and releases granted by Section 2 of this Agreement with respect to Hologic shall immediately terminate, be deemed null and void ab initio, and be of no force and effect. Once the Hologic Payment set forth in Section 3.1 is made, the licenses, releases, covenants, standstill, and dismissals with respect to Hologic in this Agreement will be irrevocable and non-terminable except by written agreement of Enzo and Hologic.

If Grifols fails to make the Grifols Payment set forth in Section 3.1 in the time frame required by Section 3.1, then Enzo may terminate this Agreement immediately upon further written notice to that effect with respect to Grifols and the licenses, covenants, standstill, and releases granted by Section 2 of this Agreement with respect to Grifols shall immediately terminate, be deemed null and void ab initio, and be of no force and effect. Once the Grifols Payment set forth in Section 3.1 is made, the licenses, releases, covenants, standstill, and dismissals with respect to Grifols in this Agreement will be irrevocable and non-terminable except by written agreement of Enzo and Grifols.

SECTION 5: ASSIGNMENT

5.1 Restriction on Assignment By Hologic and Grifols. The license and other rights granted by Enzo in this Agreement are personal to Hologic, Grifols, and their Affiliates. Neither Hologic, Grifols, their Affiliates, nor any purported beneficiary under this Agreement may assign, delegate, or otherwise transfer this Agreement or any license or rights hereunder without the prior written consent of Enzo, except that this Agreement may be transferred without such consent: (1) to an Affiliate of a Party, (2) as a result of a strictly internal reorganization of a Party or its Affiliates (e.g., re-incorporation or the like), (3) to an entity that acquires control of Hologic as a result of a Change of Control, or (4) to an entity that acquires control of Grifols as a result of a Change of Control, except as limited by Section 5.2 herein. Any other purported assignment, delegation, or transfer without the prior written consent of Enzo will be null and void ab initio and without effect. Nothing herein expressed or implied will give or be construed to give any Third Party any legal or equitable rights hereunder.

5.2 Further Restriction On Assignment By Hologic and Grifols. For the avoidance of doubt, in no event may this Agreement, including the license and rights granted hereunder, be assigned, delegated, or otherwise transferred without Enzo’s prior written consent to any of the Restricted Entities so long as any patent infringement litigation is pending between Enzo and the respective aforementioned Restricted Entities.

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5.3 Permitted Assignment By Enzo. All licenses, covenants, releases, and rights contained herein shall run with the Licensed Enzo Patents and the Covered Enzo Patents, as such categories apply herein to the licenses, covenants, releases, and rights contained in Section 2, and shall be binding on any successors-in-interest or assigns thereof. Any assignment of any of the Licensed Enzo Patents and the Covered Enzo Patents to any other Person shall be subject to this Agreement.

SEction 6: MISCELLANEOUS PROVISIONS

6.1 Representations.

6.1.1 Representations By Enzo. Enzo represents and warrants that: (i) as of the Effective Date, Enzo and/or its Affiliates own the Licensed Enzo Patents, and have the right to grant the licenses, releases and other rights with respect to the Licensed Enzo Patents set forth herein; (ii) as of the Effective Date, it has not assigned or otherwise transferred to any other Person any rights to any of the Licensed Enzo Patents that would prevent Enzo from conveying the rights set forth herein; (iii) the person executing this Agreement on behalf of Enzo has the full right and authority to enter into this Agreement on Enzo’s behalf; and (iv) Enzo is unaware of any past or current use of the AmpiProbe Technology by Hologic or Grifols.

6.1.2 Hologic Representations. Hologic represents and warrants that: (i) as of the Effective Date, Hologic has the right to grant the releases and other rights set forth herein; and (ii) the person executing this Agreement on behalf of Hologic has the full right and authority to enter into this Agreement on Hologic’s behalf.

6.1.3 Grifols Representations. Grifols represents and warrants that: (i) as of the Effective Date, Grifols has the right to grant the releases and other rights set forth herein; and (ii) the person executing this Agreement on behalf of Grifols has the full right and authority to enter into this Agreement on Grifols’ behalf.

6.1.4 Disclaimer Of Representation. Nothing in this Agreement shall be construed as (i) a representation or warranty by Enzo as to the scope, validity, or enforceability of any patent; and (ii) a representation or warranty that the manufacture, use, or sale of any products will not utilize or infringe any intellectual property rights.

6.2 Confidentiality. From and after the Effective Date, no Party nor such Party’s Affiliates shall disclose the existence or terms of this Agreement except:

6.2.1 with the prior written consent of the other Parties;

6.2.2 to any governmental body having jurisdiction and specifically requiring such disclosure, but only to the extent that such disclosure is so required;

6.2.3 in response to a valid document request or subpoena or as otherwise may be required by law, legal process or order of a court, provided a protective order is in place that limits disclosure of such information to counsel only and the disclosing Party provides the other

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Parties with written notice at least ten (10) business days prior to disclosure to permit the other Parties the opportunity to object and/or to seek a court-entered protective order or comparable court-ordered restriction, and shall reasonably cooperate with such other Party in its efforts to obtain that protective order and take all other reasonable actions in an effort to minimize the nature and extent of such disclosure and obtain confidential treatment to the extent available;

6.2.4 for the purposes of disclosure in connection with the Securities and Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and any other reports filed with the Securities and Exchange Commission (expressly including, but not limited to, Form 8-K disclosures), or any other filings, reports or disclosures that may be required under applicable laws or regulations;

6.2.5 to a Party’s accountants, legal counsel, tax advisors and other financial and legal advisors and other professional advisors in their capacity of advising the Party in such matters, subject to obligations of confidentiality and/or privilege at least as stringent as those contained herein;

6.2.6 with obligations of confidentiality at least as stringent as those contained herein, to a counterparty in connection with a proposed merger, acquisition, financing or similar transaction;

6.2.7 in connection with tax audits or to fulfill its corporate financial reporting obligations under GAAP;

6.2.8 with obligations of confidentiality at least as stringent as those contained herein, by any Party and its Affiliates as required to enforce this Agreement or establish rights hereunder;

6.2.9 to officers, key shareholders and/or employees with a need to know, attorneys, accountants and directors, who are under obligations of confidentiality (which may include professional responsibility obligations) at least as stringent as those contained herein;

6.2.10 to its Affiliates, who are similarly bound by this Agreement or under obligations of confidentiality at least as stringent as those contained herein; and

6.2.11 to Third Parties who make, sell, offer to sell, export, import, distribute or otherwise commercialize any Licensed Hologic Product or Licensed Grifols Product and who have a need to know, but only to the extent of such need to know and only under obligations of confidentiality at least as stringent as those contained herein.

Notwithstanding anything else in this Agreement to the contrary, a Party may also disclose to anyone any information that is publicly available through no breach by that Party or its Affiliates of the confidentiality obligations hereunder.

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6.3 Notices. All notices required or permitted to be given hereunder shall be in writing and shall be delivered by hand, or, if dispatched by prepaid air courier, with package tracing capabilities or by registered or certified airmail, postage prepaid, addressed as follows:

If to Enzo:

Dr. Elazar Rabbani
Enzo Life Sciences, Inc.
527 Madison Avenue
New York, NY 10022

Copy to (which does not constitute notice):

Justin Wilcox
Desmarais LLP
230 Park Avenue
New York, NY 10169

If to Hologic:

Hologic, Inc.
10210 Genetic Center Drive
San Diego, CA 92121
Attn: Legal Department

If to Grifols:

Grifols Diagnostic Solutions Inc.
4560 Horton Street
Emeryville, CA 94606
Attn: Legal Department

Such notices shall be deemed to have been served when received by addressee. Any Party may give written notice of a change of address and, after notice of such change has been received, any notice or request shall thereafter be given to such Party as above provided at such changed address.

6.4 Publicity. The Parties will not issue a press release or any other public announcement regarding this Agreement or the settlement of the Litigations unless the other Parties provide prior consent in writing. Furthermore, upon inquiry, the Parties may state that Enzo, Hologic, and Grifols have entered into a settlement agreement.

6.5 Governing Law / Jurisdiction. This Agreement and matters connected with the performance thereof shall be construed, interpreted, applied and governed in all respects in accordance with the laws of the United States of America and the State of Delaware, without reference to conflict of laws principles. Enzo, Hologic, and Grifols agree (a) that all disputes and litigation regarding

17

this Agreement, its construction and matters connected with its performance shall be subject to the exclusive jurisdiction of the state and federal courts in the District of Delaware (the “Court”), and (b) to submit any disputes, matters of interpretation, or enforcement actions arising with respect to the subject matter of this Agreement exclusively to the Court. The Parties hereby waive any challenge to the jurisdiction or venue of the Court over these matters.

6.6 Sophisticated Parties Represented By Counsel. Each Party warrants and represents that (i) it is a sophisticated party represented at all relevant times during the negotiation and execution of this Agreement by counsel of its choice, and that it has executed this Agreement with the consent and on the advice of such independent legal counsel, (ii) it and its counsel have determined through independent investigation and robust, arm’s-length negotiation that the terms of this Agreement shall exclusively embody and govern the subject matter of this Agreement, (iii) it investigated the facts pertinent to this Agreement as it deemed necessary, (iv) no other Person or Party, nor any agent or attorney of a Party, made any promise, representation or warranty whatsoever, express or implied, not contained in this Agreement concerning the subject matter of this Agreement to induce it to execute this Agreement, (v) it has not executed this Agreement in reliance on any promise, representation or warranty whatsoever, express or implied, not contained in this Agreement concerning the subject matter of this Agreement, and (vi) it has not executed this Agreement in reliance on any promise, representation or warranty not contained herein. The Parties included this paragraph to preclude any claim that any Party was fraudulently induced to execute this Agreement and to preclude the introduction of parol evidence to vary, interpret, supplement or contradict the terms of this Agreement.

6.7 Bankruptcy. The Parties acknowledge and agree that all releases, rights, covenants, and licenses granted by Enzo under or pursuant to this Agreement are, and will otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, as amended (the “Bankruptcy Code”), rights of and to “intellectual property” as defined under Section 101 of the Bankruptcy Code. The Parties agree that, notwithstanding anything else in this Agreement, Hologic and its Affiliates, and Grifols and its Affiliates, as the licensees or recipients of such intellectual property rights under this Agreement, will retain and may fully exercise all of their rights and elections under the Bankruptcy Code (including, without limitation, Hologic’s and its Affiliates’, and Grifols’ and its Affiliates’, right to the continued enjoyment of the rights and licenses granted by Enzo under this Agreement). Notwithstanding the foregoing, this Agreement shall be deemed and treated as an executory contract under Section 365 of the Bankruptcy Code and is subject to the restrictions on assumption and assignment in Section 365(c). Further, this provision shall not alleviate or contravene the restrictions on assignments and acquisitions set forth in this Agreement.

6.8 No Laundering. The Parties understand and acknowledge that the licenses, covenants, and releases granted to Hologic and its Affiliates, and Grifols and its Affiliates, by Enzo hereunder are intended to cover only the bona fide products and services of Hologic, Grifols, and their respective Affiliates and are not intended to cover patent laundering activities (i.e., activities that are undertaken solely for the purpose of improperly extending licensed and other rights to cover any activity of any Third Party acting outside the scope of Hologic’s, Grifols’, or their respective Affiliates’, licensed and otherwise covered activities). The Parties further agree that a purchase of a product from a supplier and resale of such product in substantially the same form back to the

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same supplier is not licensed under this Agreement. Nothing in this Agreement shall be construed to license sham sales or sham service contracts executed by Hologic or any of its Affiliates, or Grifols or any of its Affiliates, with any Third Party solely for the purpose of improperly extending licensed rights to cover any activity of any Third Party acting outside the scope of Hologic’s (or its Affiliates’) or Grifols’ (or its Affiliates’) licensed activities.

6.9 Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable, such provision shall be limited or eliminated to the minimum extent necessary so that the remainder of this Agreement will continue in full force and effect and be enforceable. The Parties agree to negotiate in good faith an enforceable substitute provision for any invalid, illegal or unenforceable provision that most nearly achieves the intent of such provision.

6.10 Entire Agreement. The Parties hereby agree that (i) this is an enforceable agreement; (ii) this Agreement constitutes the entire and only understanding of each of them with respect to the subject matter of the Agreement, and merges, supersedes and cancels all previous agreements and understandings, whether oral or written, with respect to the subject matter of the Agreement; (iii) no oral explanation or oral information by any Party hereto shall alter the meaning or interpretation of this Agreement; (iv) the terms and conditions of this Agreement may be altered, modified, changed or amended only by a written agreement that identifies itself as an amendment to this Agreement and is executed by duly authorized representatives of each of them; (v) the language of this Agreement has been approved by counsel for each of them, and shall be construed as a whole according to its fair meaning; and (vi) none of them (nor their respective counsel) shall be deemed to be the draftsman of this Agreement in any action which may hereafter arise with respect to the Agreement.

6.11 Modification; Waiver. No modification or amendment to this Agreement, nor any waiver of any rights, will be effective unless assented to in writing by the Party to be charged, and the waiver of any breach or default will not constitute a waiver of any other right hereunder or any subsequent breach or default.

6.12 Construction; Language. Any rule of construction to the effect that ambiguities are to be resolved against the drafting Party will not be applied in the construction or interpretation of this Agreement. As used in this Agreement, the words “include” and “including” and variations thereof, will not be deemed to be terms of limitation, but rather will be deemed to be followed by the words “without limitation.” The terms “will” and “shall” are used synonymously. The headings in this Agreement will not be referred to in connection with the construction or interpretation of this Agreement. This Agreement is in the English language only, which language shall be controlling in all respects, and all notices under this Agreement shall be in the English language.

6.13 Counterparts. This Agreement may be executed in counterparts or duplicate originals, all of which shall be regarded as one and the same instrument, and which shall be the official and governing version in the interpretation of this Agreement. This Agreement may be executed by facsimile signatures or other electronic means and such signatures shall be deemed to bind each Party as if they were original signatures.

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6.14 Further Assurances. Each Party shall execute, acknowledge and deliver such further documents and instruments and perform such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed below by their respective duly authorized officers.

Enzo Life Sciences, Inc.

By:	/s/ Barry Weiner

Name:	Barry W. Weiner

Title:	President

Date:	April 15, 2019

Hologic, Inc.

By:	/s/ John M. Griffin

Name:	John M. Griffin

Title:	General Counsel

Date:	April 15, 2019

Grifols Diagnostic Solutions Inc.

By:	/s/ Carsten Schroeder

Name:	Carsten Schroeder

Title:	President & CEO

Date:	April 15, 2019

Grifols, S.A.

By:	/s/ Alfredo Arrozo

Name:	Alfredo Arrozo

Title:	CFO

Date:	April 16, 2019
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EXHIBIT A

STIPULATED MOTION FOR DISMISSAL OF LITIGATION

UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF DELAWARE

ENZO LIFE SCIENCES, INC., Plaintiff, v. HOLOGIC, INC., Defendant.	) ) ) ) ) ) ) ) ) )	CIVIL ACTION NO. 15-271-LPS-CJB

JOINT STIPULATION OF DISMISSAL WITH PREJUDICE

Pursuant to Rule 41(a)(l)(A)(ii) of the Federal Rules of Civil Procedure, Plaintiff Enzo Life Sciences, Inc. and Defendant Hologic, Inc., by and through their respective counsel, hereby stipulate to the dismissal with prejudice of this action, including all claims, counterclaims, and defenses asserted therein. Each party shall bear its own attorney fees, costs, and expenses.

FARNAN LLP Brian E. Farnan (#4089) 919 North Market Street, 12th Flr Wilmington, DE 19801 (302) 777-0336

Respectfully submitted,

YOUNG CONAWAY STARGATT & TAYLOR LLP

Karen L. Pascale (#2903) [kpascale@ycst.com]
Pilar G. Kraman (#5199) [pkraman@ycst.com]
Rodney Square
1000 North King Street
Wilmington, DE 19801

bfarnan@farnanlaw.com Attorneys for Plaintiff Enzo Life Sciences, Inc.	(302) 571-6600 Attorneys for Defendant Hologic, Inc.

EXHIBIT B

Nos. 2018-1232 (lead), 2018-1233 (consolidated)

United States Court of Appeals
for the Federal Circuit

Enzo Life Sciences, Inc.,

Patent Owner-Appellant,

v.

Hologic Inc., Becton Dickinson and Company,

Petitioners-Appellees.

Appeals from the United States Patent and Trademark Office, Patent Trial and Appeal Board in Nos. IPR2016-00820, IPR2016-00822

Unopposed Motion to withdraw Hologic Inc. as Appellee

Erik R. Puknys M. Paul Barker Arpita Bhattacharyya FINNEGAN, HENDERSON, FARABOW, GARRETT & DUNNER, LLP 3300 Hillview Avenue, 2nd Floor Palo Alto, California 94304 (650) 849-6600	Thomas L. Irving FINNEGAN, HENDERSON, FARABOW, GARRETT & DUNNER, LLP 901 New York Avenue, NW Washington DC 20001 (202) 408-4000 Counsel for Petitioner-Appellee Hologic, Inc.

By agreement of the parties, Appellee Hologic, Inc. (“Hologic”) respectfully moves the Court to withdraw itself as appellee and a named party in this appeal. The parties have conferred and Appellant Enzo Life Sciences, Inc. (“Enzo”) does not oppose this motion. Enzo has indicated that it consents to Hologic’s withdrawal. Enzo and Hologic have agreed to bear their own attorney fees, costs, and expenses on appeal.

April __, 2019	Respectfully submitted, /s/

Erik R. Puknys
M. Paul Barker
Arpita Bhattacharyya
FINNEGAN, HENDERSON, FARABOW, GARRETT & DUNNER, LLP
3300 Hillview Avenue, 2nd Floor
Palo Alto, California 94304
(650) 849-6600

Thomas L. Irving
FINNEGAN, HENDERSON, FARABOW, GARRETT & DUNNER, LLP
901 New York Avenue, NW
Washington DC 20001
(202) 408-4000

Counsel for Petitioner-Appellee
Hologic, Inc.

CERTIFICATE OF INTEREST

Pursuant to Federal Circuit Rules 26.1, 27(a)(7), and 47.4, counsel for Hologic certifies the following:

1.       The full name of every party or amicus represented by me is:

Hologic, Inc.

2.       The name of the real party in interest (if the party named in the caption is not the real party in interest) represented by me is:

Hologic, Inc.

3.       All parent corporations and any publicly held companies that own 10 percent or more of the stock of the party or amicus curiae represented by me are:

T. Rowe Price Group, Inc.; The Vanguard Group, Inc.; Capital World Investors, a division of Capital Research and Management Company

4.       The names of all law firms and the partners or associates that appeared for the party or amicus now represented by me in the trial court or agency or are expected to appear in this court (and who have not or will not enter an appearance in this case) are:

None

5.       The title and number of any case known to counsel to be pending in this or any other court or agency that will directly affect or be directly affected by this Court’s decision in the pending appeal. See Fed. Cir. R. 47.4(a)(5) and 14.5(b). (The parties should attach continuation pages as necessary).

Enzo Life Sciences, Inc. v. Hologic, Inc., C.A. No.11:15-CV-00271-LPS-CJB (D. Del.);

Enzo Life Sciences, Inc. v. Becton Dickinson and Company, et al., C.A. No. 1:12-cv-00275-LPS (D. Del.); and

Enzo Life Sciences, Inc. v. Roche Molecular Systems, Inc., et al., C.A. No. 1:12-cv-00106-LPS (D. Del.).

Dated: April __, 2019	/s/
Erik R. Puknys

EXHIBIT C

Nos. 17-2354, -2355, -2498, -2499, -2545, -2546

United States Court of Appeals
for the Federal Circuit

Enzo Life Sciences, Inc.,

Plaintiff-Appellant,

v.

GEN-PROBE INCORPORATED, HOLOGIC, INC., ROCHE MOLECULAR SYSTEMS, INC., ROCHE DIAGNOSTICS CORPORATION, ROCHE DIAGNOSTICS OPERATIONS, INC., ROCHE NIMBLEGEN, INC., BECTON DICKINSON AND COMPANY, aka Becton Dickson and Company, BECTON DICKINSON DIAGNOSTICS INC., aka Becton Dickson Diagnostics, GENEOHM SCIENCES INC., ABBOTT LABORATORIES, ABBOTT MOLECULAR, INC.,

Defendants-Appellees.

Appeals from the United States District Court for the District of Delaware in nos. 1:12-cv-00104, 1:12-cv-00106, 1:12-cv-00274, 1:12-cv-00275, 1:12-cv-00276, 1:13-cv-00255; CHIEF JUDGE LEONARD P. STARK

ENZO LIFE SCIENCES, INC.’S

MOTION TO DISMISS APPEAL No. 2017-2354

John M. Desmarais
Justin P.D. Wilcox
Peter C. Magic
Desmarais LLP
230 Park Avenue
New York, NY 10169
(212) 351-3400
Counsel for Plaintiff-Appellant
Enzo Life Sciences, Inc.

By agreement of the parties in Appeal No. 2017-2354, Appellant Enzo Life Sciences, Inc. (“Enzo”) and Appellees Gen-Probe Incorporated (“Gen-Probe”) and Hologic, Inc. (“Hologic”), Enzo respectfully moves the Court to dismiss one of the cases in this consolidated appeal. By the agreement of Enzo, Gen-Probe and Hologic, Enzo respectfully moves the Court to dismiss Appeal No. 2017-2354 pursuant to Federal Circuit Rule 42(b). Enzo, Gen-Probe and Hologic have agreed to bear their own attorney fees, costs, and expenses on appeal.

April __, 2019	Respectfully submitted, /s/ Justin P.D. Wilcox

Justin P.D. Wilcox
John M. Desmarais
Peter C. Magic
DESMARAIS LLP
230 Park Avenue
New York, NY 10169
(212) 351-3400
(212) 351-3401
jwilcox@desmaraisllp.com
jdesmarais@desmaraisllp.com
pmagic@desmaraisllp.com

Counsel for Plaintiff-Appellant
Enzo Life Sciences, Inc.

April __, 2019	/s/

Jennifer Sklenar
Wallace Wu
ARNOLD & PORTER KAYE SCHOLER LLP
777 South Figueroa Street,
44th Floor
Los Angeles, CA 90017-5844
(213) 243-4000

Matthew M. Wolf
ARNOLD & PORTER KAYE SCHOLER LLP
601 Massachusetts Ave., NW
Washington, DC 20001
(202) 942-5000

Counsel for Defendants-Appellees
Gen-Probe Incorporated and Hologic, Inc.

CERTIFICATE OF INTEREST

Pursuant to Federal Circuit Rules 26.1, 27(a)(7), and 47.4, counsel for Enzo certifies the following:

1.       The full name of every party or amicus represented by me is:

Enzo Life Sciences, Inc.

2.       The name of the real party in interest (if the party named in the caption is not the real party in interest) represented by me is:

N/A

3.       All parent corporations and any publicly held companies that own 10 percent or more of the stock of the party or amicus curiae represented by me are:

Enzo Biochem, Inc.

4.       The names of all law firms and the partners or associates that appeared for the party or amicus now represented by me in the trial court or agency or are expected to appear in this court are:

DESMARAIS LLP: Joseph C. Akalski; John M. Desmarais; Sean T. Doyle; Robert C. Harrits; Andrew G. Heinz; Alan S. Kellman; Xiao Li; Kerri-Ann Limbeek; Peter C. Magic; Kevin K. McNish; Jordan N. Malz; Jessica A. Martinez; Lindsey E. Miller; Ameet A. Modi; Lauren M. Nowierski; Jennifer Przybylski; Danielle A. Shultz; Michael P. Stadnick; Laurie N. Stempler; Edward B. Terchunian; Justin P.D. Wilcox; Wesley White; Timothy Q. Li.

FARNAN LLP: Brian E. Farnan; Joseph J. Farnan, III; Michael J. Farnan.

5.       The title and number of any case known to counsel to be pending in this or any other court or agency that will directly affect or be directly affected by this Court’s decision in the pending appeal. See Fed. Cir. R. 47.4(a)(5) and 14.5(b). (The parties should attach continuation pages as necessary).

Enzo Life Sciences, Inc. v. Hologic, Inc., Civil Action No. 1:15-cv-00271-LPS-CJB

Dated: April __, 2019	/s/ Justin P.D. Wilcox
Justin P.D. Wilcox Desmarais LLP 230 Park Avenue New York, NY 10169 (212) 351-3400 jwilcox@desmaraisllp.com Counsel for Plaintiff-Appellant Enzo Life Sciences, Inc.

EXHIBIT D

No. 19-1244

United States Court of Appeals
for the Federal Circuit

Enzo Life Sciences, Inc.,

Plaintiff-Appellant,

v.

Hologic, Inc., Grifols Diagnostic solutions inc., Grifols, S.A.,

Defendants-Appellees.

Appeals from the United States District Court for the District of Delaware in no. 1:16-cv-00894; Chief Judge Leonard P. Stark

ENZO LIFE SCIENCES, INC.’S

MOTION TO DISMISS APPEAL

Justin P.D. Wilcox
Timothy Q. Li
Kerri-Ann Limbeek
Desmarais LLP
230 Park Avenue
New York, NY 10169
(212) 351-3400
Counsel for Plaintiff-Appellant
Enzo Life Sciences, Inc.

By agreement of the parties, Appellant Enzo Life Sciences, Inc. (“Enzo”) and Appellees Hologic, Inc. (“Hologic”), and Grifols Diagnostic Solutions Inc. and Grifols S.A. (“Grifols”), Enzo respectfully moves the Court to dismiss this appeal pursuant to Federal Circuit Rule 42(b). Enzo, Hologic, and Grifols have agreed to bear their own attorney fees, costs, and expenses on appeal.

April __, 2019	Respectfully submitted, /s/ Justin P.D. Wilcox

Justin P.D. Wilcox
Timothy Q. Li
Kerri-Ann Limbeek
DESMARAIS LLP
230 Park Avenue
New York, NY 10169
(212) 351-3400
(212) 351-3401
jwilcox@desmaraisllp.com
tli@desmaraisllp.com
kalimbeek@desmaraisllp.com

Counsel for Plaintiff-Appellant
Enzo Life Sciences, Inc.

April __, 2019	/s/

Jennifer Sklenar
Wallace Wu
ARNOLD & PORTER KAYE SCHOLER LLP
777 South Figueroa Street,
44th Floor
Los Angeles, CA 90017-5844
(213) 243-4000

Matthew M. Wolf
ARNOLD & PORTER KAYE SCHOLER LLP
601 Massachusetts Ave., NW
Washington, DC 20001
(202) 942-5000

Counsel for Defendants-Appellees
Hologic, Inc., Grifols Diagnostic
Solutions Inc. and Grifols S.A.

CERTIFICATE OF INTEREST

Pursuant to Federal Circuit Rules 26.1, 27(a)(7), and 47.4, counsel for Enzo certifies the following:

1.       The full name of every party or amicus represented by me is:

Enzo Life Sciences, Inc.

2.       The name of the real party in interest (if the party named in the caption is not the real party in interest) represented by me is:

N/A

3.       All parent corporations and any publicly held companies that own 10 percent or more of the stock of the party or amicus curiae represented by me are:

Enzo Biochem, Inc.

4.       The names of all law firms and the partners or associates that appeared for the party or amicus now represented by me in the trial court or agency or are expected to appear in this court are:

DESMARAIS LLP: John M. Desmarais; Michael P. Stadnick; Justin P.D. Wilcox; Peter C. Magic; Jordan N. Malz; Timothy Q. Li; Kerri-Ann Limbeek; Michael D. Jenks; Paul B. Waxler.

FARNAN LLP: Brian E. Farnan; Michael J. Farnan; Rosemary Jean Piergiovanni.

5.       The title and number of any case known to counsel to be pending in this or any other court or agency that will directly affect or be directly affected by this Court’s decision in the pending appeal. See Fed. Cir. R. 47.4(a)(5) and 14.5(b). (The parties should attach continuation pages as necessary).

N/A

Dated: April __, 2019	/s/ Justin P.D. Wilcox
Justin P.D. Wilcox Desmarais LLP 230 Park Avenue New York, NY 10169 (212) 351-3400 jwilcox@desmaraisllp.com Counsel for Plaintiff-Appellant Enzo Life Sciences, Inc.

EXHIBIT E

No. 19-1244

United States Court of Appeals
for the Federal Circuit

Enzo Life Sciences, Inc.,

Plaintiff-Appellant,

v.

Hologic, Inc., Grifols Diagnostic solutions inc., Grifols, S.A.,

Defendants-Appellees.

Appeals from the United States District Court for the District of Delaware in no. 1:16-cv-00894; Chief Judge Leonard P. Stark

ENZO LIFE SCIENCES, INC.’S

MOTION TO DISMISS APPEAL

Justin P.D. Wilcox
Timothy Q. Li
Kerri-Ann Limbeek
Desmarais LLP
230 Park Avenue
New York, NY 10169
(212) 351-3400
Counsel for Plaintiff-Appellant
Enzo Life Sciences, Inc.

By agreement of the parties, Appellant Enzo Life Sciences, Inc. (“Enzo”) and Appellees Hologic, Inc. (“Hologic”), and Grifols Diagnostic Solutions Inc., and Grifols S.A. (“Grifols”), Enzo respectfully moves the Court to dismiss this appeal pursuant to Federal Circuit Rule 42(b). Enzo, Hologic, and Grifols have agreed to bear their own attorney fees, costs, and expenses on appeal.

April __, 2019	Respectfully submitted, /s/ Justin P.D. Wilcox

Justin P.D. Wilcox
Timothy Q. Li
Kerri-Ann Limbeek
DESMARAIS LLP
230 Park Avenue
New York, NY 10169
(212) 351-3400
(212) 351-3401
jwilcox@desmaraisllp.com
tli@desmaraisllp.com
kalimbeek@desmaraisllp.com

Counsel for Plaintiff-Appellant
Enzo Life Sciences, Inc.

April __, 2019	/s/

Jennifer Sklenar
Wallace Wu
ARNOLD & PORTER KAYE SCHOLER LLP
777 South Figueroa Street,
44th Floor
Los Angeles, CA 90017-5844
(213) 243-4000

Matthew M. Wolf
ARNOLD & PORTER KAYE SCHOLER LLP
601 Massachusetts Ave., NW
Washington, DC 20001
(202) 942-5000

Counsel for Defendants-Appellees
Hologic, Inc., Grifols Diagnostic
Solutions Inc., and Grifols S.A.

CERTIFICATE OF INTEREST

Pursuant to Federal Circuit Rules 26.1, 27(a)(7), and 47.4, counsel for Enzo certifies the following:

1.       The full name of every party or amicus represented by me is:

Enzo Life Sciences, Inc.

2.       The name of the real party in interest (if the party named in the caption is not the real party in interest) represented by me is:

N/A

3.       All parent corporations and any publicly held companies that own 10 percent or more of the stock of the party or amicus curiae represented by me are:

Enzo Biochem, Inc.

4.       The names of all law firms and the partners or associates that appeared for the party or amicus now represented by me in the trial court or agency or are expected to appear in this court are:

DESMARAIS LLP: John M. Desmarais; Michael P. Stadnick; Justin P.D. Wilcox; Peter C. Magic; Jordan N. Malz; Timothy Q. Li; Kerri-Ann Limbeek; Michael D. Jenks; Paul B. Waxler.

FARNAN LLP: Brian E. Farnan; Michael J. Farnan; Rosemary Jean Piergiovanni.

5.       The title and number of any case known to counsel to be pending in this or any other court or agency that will directly affect or be directly affected by this Court’s decision in the pending appeal. See Fed. Cir. R. 47.4(a)(5) and 14.5(b). (The parties should attach continuation pages as necessary).

N/A

Dated: April __, 2019	/s/ Justin P.D. Wilcox
Justin P.D. Wilcox Desmarais LLP 230 Park Avenue New York, NY 10169 (212) 351-3400 jwilcox@desmaraisllp.com Counsel for Plaintiff-Appellant Enzo Life Sciences, Inc.

EXHIBIT F

STIPULATED MOTION FOR DISMISSAL OF LITIGATION

UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF DELAWARE

ENZO LIFE SCIENCES, INC., Plaintiff, v. GEN-PROBE, INC., Defendant.	) ) ) ) ) ) ) ) ) )	CIVIL ACTION NO. 12-104-LPS
ENZO LIFE SCIENCES, INC., Plaintiff, v. HOLOGIC, INC., Defendant.	) ) ) ) ) ) ) ) ) )	CIVIL ACTION NO. 12-276-LPS

JOINT STIPULATION OF DISMISSAL WITH PREJUDICE

Pursuant to Rule 41(a)(l)(A)(ii) of the Federal Rules of Civil Procedure, Plaintiff Enzo Life Sciences, Inc. and Defendants Gen-Probe, Inc. and Hologic, Inc., by and through their respective counsel, hereby stipulate to the dismissal with prejudice of this action, including all claims, counterclaims, and defenses asserted therein. Each party shall bear its own attorney fees, costs, and expenses.

FARNAN LLP Brian E. Farnan (#4089) 919 North Market Street, 12th Flr Wilmington, DE 19801 (302) 777-0336 bfarnan@farnanlaw.com Attorneys for Plaintiff Enzo Life Sciences, Inc.

Respectfully submitted,

YOUNG CONAWAY STARGATT & TAYLOR LLP

Karen L. Pascale (#2903) [kpascale@ycst.com]
Pilar G. Kraman (#5199) [pkraman@ycst.com]
Rodney Square
1000 North King Street
Wilmington, DE 19801
(302) 571-6600

Attorneys for Defendants Gen-Probe, Inc. and Hologic, Inc.

EXHIBIT G

STIPULATED MOTION FOR DISMISSAL OF LITIGATION

UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF DELAWARE

ENZO LIFE SCIENCES, INC., Plaintiff, v. HOLOGIC, INC. GRIFOLS DIAGNOSTIC SOLUTIONS INC., and GRIFOLS, S.A., Defendants.	) ) ) ) ) ) ) ) ) )	CIVIL ACTION NO. 16-cv-894-LPS

JOINT STIPULATION OF DISMISSAL WITH PREJUDICE

Pursuant to Rule 41(a)(l)(A)(ii) of the Federal Rules of Civil Procedure, Plaintiff Enzo Life Sciences, Inc. and Defendant Hologic, Inc., by and through their respective counsel, hereby stipulate to the dismissal with prejudice of this action, including all claims, counterclaims, and defenses asserted therein. Each party shall bear its own attorney fees, costs, and expenses.

FARNAN LLP Brian E. Farnan (#4089) 919 North Market Street, 12th Flr Wilmington, DE 19801 (302) 777-0336 bfarnan@farnanlaw.com Attorneys for Plaintiff Enzo Life Sciences, Inc.

Respectfully submitted,

YOUNG CONAWAY STARGATT & TAYLOR LLP

Karen L. Pascale (#2903) [kpascale@ycst.com]
Pilar G. Kraman (#5199) [pkraman@ycst.com]
Rodney Square
1000 North King Street
Wilmington, DE 19801
(302) 571-6600

Attorneys for Defendant Hologic, Inc.

EXHIBIT H

STIPULATED MOTION FOR DISMISSAL OF LITIGATION

UNITED STATES DISTRICT COURT

OF DELAWARE

ENZO LIFE SCIENCES, INC., Plaintiff, v. HOLOGIC, INC. GRIFOLS DIAGNOSTIC SOLUTIONS INC., and GRIFOLS, S.A., Defendants.	) ) ) ) ) ) ) ) ) )	CIVIL ACTION NO. 16-cv-894-LPS

JOINT STIPULATION OF DISMISSAL WITH PREJUDICE

Pursuant to Rule 41(a)(l)(A)(ii) of the Federal Rules of Civil Procedure, Plaintiff Enzo Life Sciences, Inc. and Defendants Grifols Diagnostic Solutions Inc., and Grifols, S.A., by and through their respective counsel, hereby stipulate to the dismissal with prejudice of this action, including all claims, counterclaims, and defenses asserted therein. Each party shall bear its own attorney fees, costs, and expenses.

FARNAN LLP Brian E. Farnan (#4089) 919 North Market Street, 12th Flr Wilmington, DE 19801 (302) 777-0336 bfarnan@farnanlaw.com Attorneys for Plaintiff Enzo Life Sciences, Inc.

Respectfully submitted,

YOUNG CONAWAY STARGATT & TAYLOR LLP

Karen L. Pascale (#2903) [kpascale@ycst.com]
Pilar G. Kraman (#5199) [pkraman@ycst.com]
Rodney Square
1000 North King Street
Wilmington, DE 19801
(302) 571-6600

Attorneys for Defendants Grifols Diagnostic Solutions
Inc., and Grifols, S.A.